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                    UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                  Washington, DC 20549


                                        FORM 8-K


 Current Report Pursuant To Section 13 Or 15(d) Of The Securities Exchange Act Of 1934


                            Date Of Report: October 22, 2001
                           (Date Of Earliest Event Reported)


                               MONTEREY BAY BANCORP, INC.
                 (Exact Name Of Registrant As Specified In Its Charter)


                  DELAWARE                                  77-0381362
      (State Or Other Jurisdiction Of            (I.R.S. Employer Identification
       Incorporation Or Organization)                        Number)



                            Commission File Number: 0-24802


                  567 Auto Center Drive, Watsonville, California 95076
                   (Address Of Principal Executive Offices)(Zip Code)


                                    (831) 768 - 4800
                  (Registrant's Telephone Number, Including Area Code)


                                WWW.MONTEREYBAYBANK.COM
                              (Registrant's Internet Site)


                                INFO@MONTEREYBAYBANK.COM
                         (Registrant's Electronic Mail Address)

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Item 5.           Other Events

         On October 22, 2001, Monterey Bay Bancorp, Inc. ("Registrant" and "Company") issued a press release that announced:

o financial and operating results for the three and nine month periods ended September 30, 2001

o        the continuing arbitration of claims by a former executive


Item 7.           Financial Statements and Exhibits

         (c)      Exhibits

         The following Exhibits are filed as part of this Report:

                  99.1 Press Release dated October 22, 2001.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      Monterey Bay Bancorp, Inc.
                                                                    (Registrant)




Date:    October 22, 2001     By:     /s/ C. Edward Holden
                                      --------------------
                                      C. Edward Holden
                                      Chief Executive Officer
                                      President
                                      Vice Chairman Of The Board Of Directors



Date:    October 22, 2001     By:     /s/ Mark R. Andino
                                      ------------------
                                      Mark R. Andino
                                      Chief Financial Officer
                                      Treasurer
                                      (Principal Financial & Accounting Officer)


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                                  EXHIBIT INDEX


Exhibit Number                      Exhibit

Exhibit 99.1                        Press Release Dated October 22, 2001



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